MOHR INDUSTRY NAV ETF

INAV

(a series of the Collaborative Investment Series Trust)

Supplement dated September 17, 2024 to the Prospectus,

Statement of Additional Information (“SAI”) and Summary Prospectus dated December 4, 2023, as supplemented.

The Board of Trustees (the “Board”) of Collaborative Investment Series Trust (the “Trust”) has determined that it is in the best interests of shareholders to liquidate the Mohr Industry Nav ETF (the “Fund”), a series of the Trust, following a recommendation by the Fund’s investment adviser, Retireful, LLC. The Board has determined to liquidate the Fund with the liquidation payment to shareholders expected to take place on or about September 27, 2024 (“Liquidation Date”).

After September 18, 2024, the Fund no longer will accept creation orders. The last day of trading in the Fund on the Cboe BZX Exchange, Inc. (the “Exchange”) will be the Liquidation Date. Shareholders should be aware that while the Fund is preparing to liquidate, it will not be pursuing its stated investment objective or engaging in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to shareholders.

Shareholders may sell their holdings of the Fund on the Exchange until market close on the Liquidation Date and may incur typical transaction fees from their broker-dealer. The Fund’s shares will no longer trade on the Exchange after market close on the Liquidation Date, and the shares will be subsequently delisted. Shareholders who do not sell their shares of the Fund before market close on the Liquidation Date will receive cash equal to the amount of the net asset value of their shares, which will include any capital gains and dividends, in the cash portion of their brokerage accounts, on or about the Liquidation Date.

Shareholders generally will recognize a capital gain or loss equal to the amount received for their shares over their adjusted basis in such shares. You may wish to consult your tax advisor about your particular situation.

If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-(866) 464-6608.

You should read this Supplement in conjunction with the Prospectus, SAI and Summary Prospectus dated December 4, 2023, as supplemented, for the Fund, which provides information that you should know about the Fund before investing and should be retained for future references. The Prospectus, SAI and Summary Prospectus have been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of each can be obtained without charge by calling the Fund at 1-(866) 464-6608.